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                                                                    Exhibit 10.1

                                 FIRST AMENDMENT

         FIRST AMENDMENT, dated as of July __, 2002 (this "Amendment"), to the FOURTH AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of March 8, 2002 (the "Purchase and Sale Agreement"), among RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT CORPORATION ("Raytheon Credit"), as Servicer, the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), BANK OF AMERICA, N.A., as Managing Facility Agent for the Purchasers (in such capacity, the "Managing Facility Agent"), JPMORGAN CHASE BANK and BANK OF AMERICA, N.A., as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), J.P. MORGAN SECURITIES INC., as Syndication Agent (in such capacity, the "Syndication Agent"), CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and FLEET SECURITIES, INC., as Co-Documentation Agents (each in such capacity, a "Co-Documentation Agent") and each Administrative Agent referred to therein.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the Purchase and Sale Agreement, the Purchasers have agreed to purchase, and have purchased, certain Receivables from the Seller;

         WHEREAS, the Seller has requested that the Purchasers and the Managing Facility Agent amend the Purchase and Sale Agreement in certain ways; and

         WHEREAS, the Purchasers, the Seller, the Servicer, the Managing Facility Agent, RAC and Raytheon desire to amend the Purchase and Sale Agreement in the manner specified herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Purchase and Sale Agreement and used herein shall have the meanings given to them in the Purchase and Sale Agreement.

          2. Amendments to Section 1.1 of the Purchase and Sale Agreement (Defined Terms). The definition of "Consolidated Net Income" appearing in
Section 1.1 of the Purchase and Sale Agreement is hereby amended by (i) deleting the word "and" appearing before the third clause thereof and by inserting, in lieu thereof, a comma and (ii) by adding to the end thereof, before the period mark, the following:

     "(iv) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending June 30, 2002, such Consolidated Net Income shall be increased by an aggregate amount not to exceed $450,000,000 for such quarter, representing one-time charges to the extent recorded in connection with the discontinued operations of Raytheon Engineers and Constructors with respect to such fiscal quarter".

          3. Waiver. The Required Purchasers hereby waive compliance with
Section 8.1(h) of the Purchase and Sale Agreement through the date hereof solely to the extent that the failure to comply with such Section is remedied by the amendment contained in Section 2 hereof with respect to the definition of "Consolidated Net Income".

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            4. Affirmation of Repurchase Agreement. RAC hereby consents to the foregoing amendment to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Repurchase Agreement.

            5. Affirmation of Guarantee. The Guarantor hereby consents to the foregoing amendment to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Guarantee.

            6. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which (i) the Seller, the Servicer, RAC, Raytheon, the Managing Facility Agent and the Required Purchasers shall have executed and delivered this Amendment to the Managing Facility Agent and (ii) the Managing Facility Agent shall have received, for the account of each Required Purchaser executing this Amendment, an amendment fee equal to 0.05% of such Purchaser's Commitment.

            7. Representation and Warranties. (a) By the Seller. To induce the Managing Facility Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Managing Facility Agent and the Purchasers as of the Amendment Effective Date that:

               (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

               (ii) No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

            (b) By the Servicer. To induce the Managing Facility Agent and the Purchasers to enter into this Amendment, the Servicer hereby represents and warrants to the Managing Facility Agent and the Purchasers as of the Amendment Effective Date that:

               (i) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

               (ii) No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

            (c) By RAC. To induce the Managing Facility Agent and the Purchasers to enter into this Amendment, RAC hereby represents and warrants to the Managing Facility Agent and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Repurchase Agreement are true and correct in all material respects.

            (d) By Raytheon. To induce the Managing Facility Agent and the Purchasers to enter into this Amendment, Raytheon hereby represents and warrants to the Managing Facility


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Agent and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Guarantee are true and correct in all material respects.

         8. Payment of Expenses. Raytheon agrees to pay or reimburse the Managing Facility Agent and each Co-Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Facility Agent and the Co-Administrative Agents.

         9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Seller and the Managing Facility Agent.

         10. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

         11. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Seller or the Servicer that would require a waiver or consent of the Purchasers or the Managing Facility Agent. Except as expressly amended, modified and supplemented hereby, the provisions of each Purchase Document and the other documents executed pursuant to the Purchase Documents are and shall remain in full force and effect.

         12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                    RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

                                    By:   ______________________________________
                                          Name:
                                          Title:


                                    RAYTHEON AIRCRAFT CREDIT CORPORATION,
                                    as Servicer

                                    By:   ______________________________________
                                          Name:
                                          Title:



                                    RAYTHEON COMPANY


                                    By:     ____________________________________
                                    Name:
                                    Title:



                                    RAYTHEON AIRCRAFT COMPANY


                                    By:     ____________________________________
                                    Name:
                                    Title:

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                          BANK OF AMERICA, N.A.,
                          as Managing Facility Agent and Co-Administrative Agent

                          By:     ______________________________________________
                                  Name:
                                  Title:


                          JPMORGAN CHASE BANK,
                           as Co-Administrative Agent and Syndication Agent

                          By:     ______________________________________________
                                  Name:
                                  Title:

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                                   JPMORGAN CHASE BANK


                                   By:    __________________________________
                                   Name:
                                   Title:




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                                   SPC: RECEIVABLES CAPITAL CORPORATION

                                     By: _____________________________
                                         Name:
                                         Title:




                                   SPC BANK:  BANK OF AMERICA, N.A.

                                     By: _____________________________
                                         Name:
                                         Title:

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                                   SPC: CHARTA CORPORATION


                                   By:  CITICORP NORTH AMERICA, INC.,
                                        as Attorney-in-Fact

                                        By: ______________________________
                                            Name:
                                            Title:





                                   SPC BANK: CITIBANK, N.A.

                                   By:  ________________________________
                                        Name:
                                        Title:

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                                   CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS
                                   BRANCH

                                   By: __________________________________
                                       Name:
                                       Title:

                                   By: __________________________________
                                       Name:
                                       Title:

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                                        SPC: EAGLEFUNDING CAPITAL CORP.


                                        By: FLEET SECURITIES, INC.
                                        as Attorney-in-Fact

                                        By: __________________________________
                                            Name:
                                            Title:




                                        SPC BANK:  FLEET NATIONAL BANK

                                        By: __________________________________
                                            Name:
                                            Title:

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                                        SPC: STARBIRD FUNDING CORPORATION

                                        By: ___________________________
                                            Name:
                                            Title:




                                        SPC BANK: BNP PARIBAS, NEW YORK BRANCH

                                        By: ___________________________
                                            Name:
                                            Title:


                                        By: ___________________________
                                            Name:
                                            Title:

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                                   SPC: ATLANTIC ASSET SECURITIZATION CORP.

                                   By: CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Attorney-in-Fact

                                       By: _________________________________
                                           Name:
                                           Title:




                                   SPC BANK: CREDIT LYONNAIS NEW YORK BRANCH

                                   By: _________________________________
                                       Name:
                                       Title:

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                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                   By: __________________________________
                                       Name:
                                       Title:

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                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By: ________________________________
                                       Name:
                                       Title:

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                                   SOCIETE GENERALE

                                   By: __________________________________
                                       Name:
                                       Title:

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                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:    _________________________________
                                              Name:
                                              Title:

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                                       SPC:  THREE RIVERS FUNDING CORPORATION

                                       By:    __________________________________
                                              Name:
                                              Title:

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                                      SPC:  VICTORY RECEIVABLES CORPORATION

                                      By:   ____________________________________
                                            Name:
                                            Title:



                                      SPC BANK: BANK OF TOKYO - MITSUBISHI, LTD.

                                      By:   ____________________________________
                                            Name:
                                            Title:

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                                   SPC:  FALCON ASSET SECURITIZATION CORPORATION

                                   By:  ________________________________________
                                        Name:
                                        Title:

                                   By:  ________________________________________
                                        Name:
                                        Title:




                                   SPC BANK: BANK ONE, NA

                                   By:  ________________________________________
                                        Name:
                                        Title:

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                                       BAYERISCHE LANDESBANK GIROZENTRALE

                                       By:    __________________________________
                                              Name:
                                              Title:

                                       By:    __________________________________
                                              Name:
                                              Title:

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                                      SPC: BAVARIA UNIVERSAL FUNDING CORPORATION

                                      By:  _____________________________________
                                           Name:
                                           Title:




                                      SPC BANK:  BAYERISCHE HYPO-UND VEREINSBANK
                                      AG

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                       By: _____________________________________
                                           Name:
                                           Title:

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                                      KBC BANK NV

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                       By: _____________________________________
                                           Name:
                                           Title:

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                                      THE BANK OF NEW YORK

                                      By:  _____________________________________
                                           Name:
                                           Title:

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                                      THE BANK OF NOVA SCOTIA

                                      By:  _____________________________________
                                           Name:
                                           Title:

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                                      SPC: PARADIGM FUNDING LLC

                                      By:  _____________________________________
                                           Name:
                                           Title:




                                      SPC BANK:  WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                      By:  _____________________________________
                                           Name:
                                           Title:

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                                      BANCA NAZIONALE DEL LAVORO SPA

                                      By:  _____________________________________
                                           Name:
                                           Title: